Eaton Vance Asian Small Companies Fund
                      Eaton Vance Greater China Growth Fund
                        Eaton Vance Information Age Fund
                   Eaton Vance Worldwide Health Sciences Fund

               Supplement to Statements of Additional Information
                              dated January 1, 2003

                      Eaton Vance National Municipals Fund

                Supplement to Statement of Additional Information
                             dated February 1, 2003

                        Eaton Vance Emerging Markets Fund
                         Eaton Vance Greater India Fund

               Supplement to Statements of Additional Information
                                dated May 1, 2003


1. The following nonfundamental investment policy is added under "Investment Restrictions":

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

2.   The following supplements Eaton Vance Greater India Fund only:

     The following Trustees of South Asia Portfolio are members of the Portfolio's Governance Committee: Ms. Stout (Chair) and Messrs. Chen, Hayes, Park, Pearlman and Reamer.


August 11, 2003